                                                                    Exhibit 99.P


CODE OF ETHICS

                      DELAWARE INVESTMENTS FAMILY OF FUNDS


CREDO
It is the duty of all Fund employees, officers and directors to conduct themselves with integrity, and at all times to place the interests of the shareholders first. In the interest of this credo all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility. The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

The Securities and Exchange Commission has adopted Rule 17j-1 under the Investment Company Act of 1940. This Rule makes it unlawful for certain persons, including any employee, officer or director of the Fund, in connection with the purchase or sale by such person of a security held or to be acquired1 by the
Fund:

         (1) To employ any device, scheme or artifice to defraud the Fund;

         (2) To make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

         (3) To engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

         (4) To engage in any manipulative practice with respect to the Fund.


-------------------
         (1) A security is deemed to be "held or to be acquired" if within the most recent fifteen days it (i) is or has been held by the Fund or (ii) is being or has been considered by the Fund or its investment adviser for purchase by the Fund.

The Rule also requires that the Fund and Delaware Management Business Trust shall adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and shall use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

This Code of Ethics is being adopted by the Delaware Investments Family of Funds (collectively "Delaware") in compliance with the requirement of Rule 17j-1 and to effect its purposes, the purposes of the Credo set forth above, and the recommendations of the Investment Company Institute's Advisory Group on Personal Investing.

DEFINITIONS

"Affiliated person" means any employee of the Funds or any subsidiary of Delaware Management Holdings, Inc. and any other person so designated by the Compliance Department

"Access person" means any director, officer, general partner or advisory person of the Fund and shall include all Interested Directors, Portfolio Managers, other Investment Personnel and all Advisory Persons.

"Advisory person" means (i) any employee, officer or interested director of Delaware, who in connection with his/her regular functions or duties, normally makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) any natural person in a control relationship to any such company who regularly obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

"Investment personnel" means portfolio managers, securities analysts and traders, and those personnel who provide information and advice to a portfolio manager or who help execute the portfolio manager's decisions.

A security is being "considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated to the Order Room and with respect to the person making the recommendation, when such person seriously considers making or when such person knows or should know that another Advisory Person is seriously considering such a recommendation.

"Beneficial ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder. Generally speaking, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a security, is a "beneficial owner" of the security. For instance:

         - A person is normally regarded as the beneficial owner of securities held by members of his or her immediate family sharing the same household; and
         - Ownership of derivative securities such as options, warrants or convertible securities which confer the right to acquire the underlying security at a fixed price constitutes beneficial ownership of the underlying security itself.

"Control" shall mean investment discretion in whole or in part of an account regardless of beneficial ownership, such as an account for which a person has power of attorney or authority to effect transactions.

"Security" shall have the meaning as set forth in Section 2(a)(36) of the Investment Company Act of 1940, except that it shall not include securities issued or guaranteed by the government of the United States or by any of its federal agencies, bankers' acceptances, bank certificates of deposit, commercial paper, unit investment trusts and shares of open-end registered investment companies.

The purchase, sale or exercise of a derivative security shall constitute the purchase or sale of the underlying security. However, the purchase or sale of the debt instrument of an issuer which does not give the holder the right to purchase the issuer's stock at a fixed price, does not constitute a purchase or sale of the issuer's stock.

                              PROHIBITED ACTIVITIES

AFFILIATED PERSONS, ACCESS PERSONS, INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS

The following restrictions apply to all Portfolio Managers, Investment Personnel, Access Persons and Affiliated Persons. Access Persons include Interested Directors of the Fund.

(a) No Affiliated or Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 set forth above.

(b) No Affiliated or Access Person shall purchase or sell, directly or indirectly, any security which to his/her knowledge is being actively considered for purchase or sale by Delaware; except that this prohibition shall not apply to:

      (A) purchases or sales that are nonvolitional on the part of either the Person or the Fund;

      (B) purchases which are part of an automatic dividend reinvestment plan;

      (C) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

      (D) other purchases and sales specifically approved by the President or Chief Executive Officer, with the advice of the General Counsel and/or the Compliance Officer, and deemed appropriate because of unusual or unforeseen circumstances. A list of securities excepted will be maintained by the Compliance Department.

(c) No Affiliated or Access Person may execute a buy or sell order for an account in which he or she has beneficial ownership or control until the third trading day following the execution of a Delaware buy or sell order in that same security.

(d) Despite any fault or impropriety, any Affiliated or Access Person who executes a buy or sell for an account in which he/she has beneficial ownership or control either (i) before the third trading day following the execution of a Delaware order in the same security, or (ii) when there are pending orders for a Delaware transaction as reflected on the Trader Order Scan, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the proscribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the person's choice and a copy of the check or receipt must be forwarded to the Compliance Department.

(e) Each Affiliated or Access Person's personal transactions must be precleared by using the Personal Transaction Preclearance Form. The form must be submitted prior to entering any orders for personal transactions. Preclearance is only valid for the day the form is submitted. If the order is not executed the same day, the preclearance form must be resubmitted. Regardless of preclearance, all transactions remain subject to the provisions of (d) above.


INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS

The following additional restrictions apply to all Investment Personnel and Portfolio Managers.

(a) All Investment Personnel are prohibited from purchasing any initial public offering.

(b) All Investment Personnel are prohibited from purchasing any private placement without express PRIOR written consent by the Compliance Department. All private placement holdings are subject to disclosure to the Compliance Department. Any Investment Person that holds a private placement must receive permission from the Compliance or Legal Departments prior to any participation by such person in Delaware's consideration of an investment in the same issuer.

(c) Short term trading resulting in a profit is prohibited. All opening positions must be held for a period of 60 days, in the aggregate, before they can be closed at a profit. Any short term trading profits are subject to the disgorgement procedures outlined above and at the maximum level of profit obtained. The closing of positions at a loss is not prohibited.

(d) All Investment Personnel are prohibited from receiving anything of more than a de minimis value from any person or entity that does business with or on behalf of any fund or client. Things of value may include, but not be limited to, travel expenses, special deals or incentives.

(e) All Investment Personnel require PRIOR written approval from the Legal or Compliance Department before they may serve on the board of directors of any public company.

PORTFOLIO MANAGERS

The following additional restrictions apply to Portfolio Managers.

(a) No Portfolio Manager may execute a buy or sell order for an account for which he/she has beneficial ownership within seven calendar days before or after an investment company or separate account that he/she manages trades in that security.

(b) Despite any fault or impropriety, any Portfolio Manager who executes a personal transaction within seven calendar days before or after an investment company or separate account that he/she manages trades in that security, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the prescribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the person's choice and a copy of the check or receipt must be forwarded to the Compliance Department.

                                REQUIRED REPORTS

AFFILIATED PERSONS, ACCESS PERSONS, INVESTMENT PERSONNEL, PORTFOLIO MANAGERS AND DISINTERESTED DIRECTORS

The following reports are required to be made by all Affiliated Persons, Access Persons, Investment Personnel and Portfolio Managers. Access Persons, Investment Personnel and Portfolio Managers are Affiliated Persons by definition.

(a) All Affiliated Persons must disclose brokerage relationships at employment and at the time of opening any new account.

(b) All Affiliated Persons will direct their brokers to supply to the Compliance Department, on a timely basis, duplicate copies of all confirmations and statements for all securities accounts. (In the U.K., all contract notes and periodic statements)

(c) Each quarter, no later than the tenth day after the end of the calendar quarter, each Affiliated Person will submit to the Compliance Department a personal transaction summary showing all transactions in securities in accounts which such person has or acquires any direct or indirect beneficial ownership. Each Director who is not an interested person shall submit the quarterly reports only for transactions where at the time of the transaction the director knew, or in the ordinary course of fulfilling his official duties as a director should have known, that during the fifteen day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

Every report will contain the following information:

      (i) the date of the transaction, the name and the number of shares and the principal amount of each security involved;

      (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

      (iii) the price at which the transaction was effected;

      (iv) the name of the broker, dealer or bank effecting the transaction.

(d) If any security involved in a personal transaction is purchased or sold by a Fund within fifteen days of the personal transaction, the Compliance Department will request and the Affiliated Person will provide additional information relating to the circumstances surrounding the personal transaction.

(e) All Affiliated Persons will certify annually that they have read and complied with this Code of Ethics and all disclosure and reporting requirements contained therein.

INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS

In addition to the above reporting requirements, all Investment Personnel, which includes Portfolio Managers by definition, must disclose all personal securities holdings on commencement of employment and thereafter on an annual basis.


                            ADMINISTRATIVE PROCEDURES

(a) The Legal Department of Delaware will identify all Affiliated Persons, Access Persons, Investment Personnel and Portfolio Managers.

(b) The Legal Department shall promptly report to the President or Chief Executive Officer of Delaware Management Business Trust any apparent violations of the prohibitions or reporting requirements contained in this Code of Ethics. Such Chief Executive Officer or President, or both in conjunction, will review the reports made and determine whether or not the Code of Ethics has been violated and shall determine what sanctions, if any, should be imposed. At the next regular meeting the Board of Directors or a Committee of Directors created by the Board for that purpose will review a description of any Code violation and significant actions taken in response and consider whether the appropriate sanctions were imposed.

When the Legal Department finds that a transaction otherwise reportable above could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), it may, in its discretion, lodge a written memorandum of such finding in lieu of reporting the transaction.

(c) All purchases and sales specifically approved by the President or Chief Executive Officer of Delaware Management Business Trust in accordance with Section (b)D of Prohibited Activities, as described herein, shall be reported to the Board at its next regular meeting.

                              Delaware Investments
                                 Code Of Ethics
--------------------------------------------------------------------------------


                   Graphic Omitted: [People writing with pens]

                                 CODE OF ETHICS
                                 --------------

                       DELAWARE MANAGEMENT BUSINESS TRUST

                           DELAWARE DISTRIBUTORS, L.P.

                         DELAWARE SERVICE COMPANY, INC.

                        DELAWARE MANAGEMENT TRUST COMPANY

                      DELAWARE INTERNATIONAL ADVISERS LTD.

                        DELAWARE CAPITAL MANAGEMENT, INC.

                       RETIREMENT FINANCIAL SERVICES, INC.

CREDO

It is the duty of all employees, officers and directors to conduct themselves with integrity, and at all times to place the interests of the shareholders first. In the interest of this credo all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility. The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

The Securities and Exchange Commission has adopted Rule 17j-1 under the Investment Company Act of 1940. This Rule makes it unlawful for certain persons, including any employee, officer or director of the Fund, in connection with the purchase or sale by such person of a security held or to be acquired1 by the
Fund:

     (1) To employ any device, scheme or artifice to defraud the Fund;

     (2) To make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

     (3) To engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

     (4) To engage in any manipulative practice with respect to the Fund.

The Rule also requires that the Fund and Delaware Management Business Trust shall adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and shall use reasonable diligence and institution procedures reasonably necessary to prevent violations of the Code.

This Code of Ethics is being adopted by Delaware Management Business Trust ("DMBT") Delaware Management Business Trust ("DMST"), Delaware Distributors, L.P., Delaware Service Company, Inc., Delaware management Trust Company, Delaware International Advisers Ltd. ("International") and Delaware Capital Management, Inc. ("DCM"), Retirement Financial Services, Inc. ("RFS"), (collectively "Delaware") in compliance with the

------------------
(1) A security is deemed to be "held or to be acquired" if within the most recent fifteen days it (i) is or had been held by the Fund or (ii) is being or had been considered by the Fund or its investment adviser for purchase by the Fund.

requirement of Rule 17j-1 and to effect its purposes, the purposes of the Credo set forth above, and the recommendations of the Investment Company Institute's Advisory Group on Personal Investing.

DEFINITIONS

"Affiliated Person" means any employee of the Funds or any subsidiary of Delaware Management Holdings, Inc. and any other person so designated by the Compliance Department.

"Access person" means any director, officer, general partner or advisory person of the Fund and shall include all Interested Directors, Portfolio Mangers, other Investment Personnel and all Advisory Persons.

"Advisory person" mean (i) any employee, officer or interested director of Delaware, who in connection with his/her regular functions or duties, normally makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) any natural person in a control relationship to any such company who regularly obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

"Investment personnel" means portfolio managers, securities analysts and traders, and those personnel who provide information and advice to a portfolio manager or who help execute the portfolio manager's decisions.

A security is being "considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated to the Order Room and with respect to the person making the recommendation, when such person seriously considers making or when such person knows or should know that another Advisory Person is seriously considering such a recommendation.

"Beneficial ownership" shall be as defined in Section 16 or the Securities Exchange Act of 1934 and the rules and regulations thereunder. Generally speaking, a person who, directly or indirectly, through any contract, arrangement understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a security, is a "beneficial owner" of the security. For instance:

         - A person is normally regarded as the beneficial owner of securities held by members of his or her immediate family sharing the same household; and
         - Ownership of derivative securities such as options, warrants or convertible securities which confer the right to acquire the underlying security at a fixed price constitutes beneficial ownership of the underlying security itself.

"Control" shall mean investment discretion in whole or in part of an account regardless of beneficial ownership. Such as an account for which a person has power of attorney or authority to effect transactions.

"Security" shall have the meaning as set forth in Section 2(a)(36) of the Investment Company Act of 1940, except that it shall not include securities issued or guaranteed by the government of the United States or by any of it's federal agencies, bankers' acceptances, bank certificates of deposit, commercial paper and shares of open-end registered investment companies.

The purchase, sale or exercise of a derivative security shall constitute the purchase or sale of the underlying security. However, the purchase or sale of the debt instrument of an issuer which does not give the holder the right to purchase the issuer's stock at a fixed price, does not constitute a purchase or sale of the issuer's stock.

                              PROHIBITED ACTIVITIES

AFFILIATED PERSONS, ACCESS PERSONS, INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS The following restrictions apply to all Portfolio Managers, Investment Personnel, Access Persons and Affiliated Persons. Access Persons include Interested Directors of the Funds.

(a) No Affiliated or Access Person shall engage in any act, practice or course of conduct, which would violate the provision of Rule 17j-1 set forth above.

(b) No Affiliated or Access Person shall purchase or sell, directly or indirectly, any security which to his/her knowledge is being actively considered for purchase or sale by Delaware; except that this prohibition shall not apply to:

       (A) purchases or sales that are nonvolitional on the part of either the Person or the Fund;

       (B)  purchases which are part of an automatic dividend reinvestment plan;

       (C) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extend such rights were acquired from such issuer, and sales or such rights so acquired;

       (D) other purchases and sales specifically approved by the President or Chief Executive Officer, with the advice of the General Counsel and the Compliance officer and deemed appropriate because of unusual or unforeseen circumstances. A list of securities excepted will be maintained by the Compliance Department.

(c) No Affiliated or Access Person may execute a buy or sell order for an account in which he or she has beneficial ownership or control until the third trading day following the execution of a Delaware buy or sell order in that same security.

(d) Despite any fault or impropriety, any Affiliated or Access Person who executes a buy or sell for an account in which he/she has beneficial ownership or control either (i) before the third trading day following the execution of a Delaware order in the same security, or (ii) when there are pending orders for a Delaware transaction as reflected on the Trader Order Scan, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the proscribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the person's choice and a copy of the check or receipt must be forwarded to the Compliance Department.

(e) Each Affiliated or Access Person's personal transactions must be precleared by using the Personal Transaction Preclearance Form. The form must be submitted prior to entering any orders for personal transactions. Preclearance is only valid for the day the form is submitted. If the order is not executed the same day, the preclearance form must be resubmitted. Regardless of preclearance, all transactions remain subject to the provisions of (d) above.

INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS

The following additional restrictions apply to all Investment Personnel and Portfolio Managers.

(a) All Investment Personnel are prohibited from purchasing any initial public offering.

(b) All Investment Personnel are prohibited from purchasing any private placement without express PRIOR written consent by the Compliance Department. All private placement holdings are subject to disclosure to the Compliance Department. Any Investment Person that holds a private placement must receive permission from the Compliance or Legal Departments prior to any participation by such person in Delaware's consideration of an investment in the same issuer.

(c) Short term trading resulting in a profit is prohibited. All opening positions must be held for a period of 60 days, in the aggregate, before they can be closed at a profit. Any short term trading profits are subject to the disgorgement procedures outlined above and at the maximum level of profit obtained. The closing of positions at a loss is not prohibited.

(d) All Investment Personnel are prohibited from receiving anything of more than ade minimis value from any person or entity that does business with or on behalf of any fund or client. Things of value may include, but not be limited to, travel expenses, special deals or incentives.

(e) All Investment Personnel require PRIOR written approval from the Legal or Compliance Department before they may serve on the board of directors of any public company.

PORTFOLIO MANAGERS

The following additional restrictions apply to Portfolio Managers

(a) No Portfolio Manager may execute a buy or sell order for an account for which he/she has beneficial ownership within seven calendar days before or after an investment company or separate account that he/she manages trades in that security.

(b) Despite any fault or impropriety, any Portfolio Manager who executes a personal transaction within seven calendar days before or after an investment company or separate account that he/she manages trades in that security, shall forfeit any profits made (in the event or purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the prescribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the person's choice and a copy of the check or receipt must be forwarded to the Compliance Department.

                                REQUIRED REPORTS

            AFFILIATED PERSONS, ACCESS PERSONS, INVESTMENT PERSONNEL,
                 PORTFOLIO MANAGERS AND DISINTERESTED DIRECTORS

The following reports are required to be made by all Affiliated Persons, Access Persons, Investment Personnel and Portfolio Managers. Access Persons, Investment Personnel and Portfolio Managers are Affiliated Persons by definition.

(a) All Affiliated Persons must disclose brokerage relationships at employment and at the time of opening any new account.

(b) All Affiliated Persons will direct their brokers to supply to the Compliance Department, on a timely basis, duplicate copies of all confirmation and statements for all securities accounts. (In the U.K., all contract notes and periodic statements)

(c) Each quarter, no later than the tenth day after the end of the calendar quarter, each Affiliated Person will submit to the Compliance Department a personal transaction summary showing all transactions in securities in accounts which such person has or acquires any direct or indirect beneficial ownership. Each Director who is not an interested person shall submit the quarterly reports only for transactions where at the time of the transaction the director knew, or in the ordinary course of fulfilling his official duties as a director should have known, that during the fifteen day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

Every report will contain the following information:

       (i) the date of the transaction, the name and the number of shares and the principal amount of each security involved;

       (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

       (iii) the price at which the transaction was effected;

       (iv)  the name of the broker, dealer or bank effecting the transaction.

(d) If any security involved in a personal transaction is purchased or sold by a Fund within fifteen days of the personal transaction, the Compliance Department will request and the Affiliated person will provide additional information relating to the circumstances surrounding the personal transaction.

(e) All Affiliated Persons will certify annually that they have read and complied with this Code of Ethics and all disclosure and reporting requirements contained therein.

INVESTMENT PERSONNEL AND PROTFOLIO MANAGERS

In addition to the above reporting requirements, all Investment Personnel, which includes Portfolio Managers by definition, must disclose all personal securities holdings on commencement of employment and thereafter on an annual basis.

                            ADMINISTRATIVE PROCEDURES

(a) The Legal Department of Delaware will identify all Affiliated Persons, Access Persons, Investment Personnel and Portfolio Managers.

(b) The Legal Department shall promptly report to the President or Chief Executive Officer of Delaware Management Business Trust any apparent violations of the prohibitions or reporting requirements contained in this Code of Ethics. Such chief Executive Officer or President, or both in conjunction, will review the reports made and determine whether or not the Code of Ethics has been violated and shall determine what sanctions, if any, should be imposed.

When the Legal Department finds that a transaction otherwise reportable above could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), it may, in it's discretion, lodge a written memorandum of such finding in lieu of reporting the transaction.

                                 Code of Ethics
                                       for
                       Lincoln Investment Management, Inc.

--------------------------------------------------------------------------------

I.       Introduction

         It is the duty of all employees to conduct themselves with integrity, in accordance with the Code of Ethics, and at all times to place the interests of the shareholders and clients first. In the interest of this credo, all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual(1) position of trust and responsibility. The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

         The Securities and Exchange Commission (SEC) has adopted Rule 17j-1 under the Investment Company Act of 1940. This Rule makes it unlawful for certain persons, including any investment adviser or principal underwriter to a registered investment company, in connection with the purchase or sale by such persons of a security held or to be acquired1 by a registered investment company:

         -     to employ any device, scheme or artifice to defraud;

         - to make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

         - to engage in any act, practice or course of business that operates or would operate as a fraud or deceit; or

         -     to engage in any manipulative practice.



---------------------
(1) A security is deemed to be held or to be acquired if within the most recent fifteen days it (i) is or has been held by the registered investment company or (ii) is being or has been considered by the registered investment company or its investment adviser for purchase by the registered investment company.

The Rule also requires that every registered investment company and each investment adviser or principal underwriter for such investment company shall adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and shall use reasonable diligence and institute procedures reasonably necessary to prevent violations of the code.

         Accordingly, the Board of Directors of Lincoln Investment Management, Inc. (ALIM) has adopted the following Code of Ethics to be effective for its directors, officers, and, where applicable, employees on and after March 1, 1998, thereby replacing all previous Codes of Ethics. This Code of Ethics does not replace, but is intended to supplement, the Policy Statement on Conflicts of Interest adopted by the Board of Directors of Lincoln National Corporation (ALNC).

II.      Definitions

         A. Access Person of a Fund or Adviser includes each of its directors, officers, Investment Personnel and Advisory Persons.

         B.   Adviser means Lincoln Investment Management, Inc.

         C. Advisory Person of a Fund or Adviser means (i) any employee (including employees of companies in a control relationship with a Fund or Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendations with respect to such purchases and sales; and (ii) any natural person in a control relationship with a Fund or Adviser who obtains information concerning recommendations with regard to the purchase or sale of a security.

              For purposes of this definition, "Advisory Person when used with reference to Lincoln Investment Management, Inc. shall be deemed to include employees of the Treasurers Department and Law Division of Lincoln National Corporation who otherwise satisfy this definition.

         D. Beneficial ownership means, among other things, the powers to (i) vote or control the voting of securities; (ii) transfer securities or control their transfer; (iii) receive income from securities or control the disposition of the income; or (iv) receive or control the disposition of the proceeds through a liquidation.

              Generally speaking, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a security, is a a beneficial owner of the security.

              For example, an Access Person will generally be considered the beneficial owner of securities held in the name of a spouse, minor children, or a person not in the immediate family if the person is a relative sharing the same home or if, by reason of a contract, understanding, relationship, agreement, or other arrangement, the Access Person obtains benefits substantially equivalent to ownership.

         E. Compliance Committee of LIM consists of Tom McMeekin, President; David A. Berry, Senior Vice President; Steven R. Brody, Vice President; David Patch, Vice President; J. Michael Keefer, Vice President and General Counsel of LIM; and Gina Rohrbacher, Compliance Officer.

              The Compliance Committee, with advice from the Law Division, will identify all Access Persons, Advisory Persons and Investment Personnel.

         F. Control means investment discretion in whole or in part of an account regardless of beneficial ownership to include any controlling influence over the management or policies of an account and/or investment company, unless the power is solely the result of an official position with the company.

         G. Considered for purchase or sale or "Being purchased or sold occurs when (i) a recommendation to purchase or sell a security has been made and communicated, or (ii) with respect to the person making a recommendation, the person first seriously considers making such a recommendation.

         H. Fund and Funds means the following entities listed on Exhibit A, and any other registered investment companies as to which LIM is the adviser or sub-adviser from time to time.

         I. Investment Personnel means portfolio managers, securities analysts and traders, and those personnel who provide information and advice to a portfolio manager or who help execute the portfolio manager's decisions. All Investment Personnel are also considered Advisory Persons for purposes of this Code of Ethics.

         J. Personal Securities Transaction Report is the SEC required quarterly report listing all personal securities transactions subject to the Code in which the Access Person or member(s) of his or her immediate family has, or by reason of such transaction acquires, any direct or indirect beneficial interest.

         K. Security means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, a certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, an investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities

              (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relation to foreign currency, or, in general, any interest or participation in, temporary or interim certificate for, receipt for, guarantees of, or warrant or right to subscribe to or purchase, any of the foregoing.

              For purposes of the Code of Ethics, the following shall not be considered a Security:

              1.   U.S. Government Securities
              2.   Bank Certificate of Deposits
              3.   Bankers Acceptances
              4.   Commercial Paper
              5. Mutual Funds (shares of open-end registered investment companies)
              6.   Securities issued or guaranteed by a U.S. Governmental Agency
              7.   Stock index options and futures contract
              8.   Nonfinancial Commodities
              9.   Foreign Currencies
              10.  Unit Investment Trusts
              11.  Variable Annuities
              12. Receipt of securities as a gift or inheritance. Future transactions would be subject to the Code of Ethics.
              13.  IRAs through open-end registered investment companies

         L. Window Period means a 30-day period commencing on the third trading day after the release of LNCs: (i) annual financial results; (ii) Annual Report to shareholders; and (iii) quarterly earnings reports.

III.     Prohibited Transactions

         A. The following restrictions apply to all Access Persons. Any violation of any of these restrictions can be expected to result in serious sanctions, up to and including dismissal of the person or persons involved.

              1. No Access Person of a Fund or Adviser shall engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1.

              2. No Access Person of a Fund or Adviser shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of the purchase or sale (a) is being considered for purchase or sale by a Fund or any other client of an Adviser; or (b) is being purchased or sold by a Fund or any other client of an Adviser, whether pursuant to a program of trading or otherwise.

              3. No Access Person of a Fund or Adviser shall recommend any security transaction without first having disclosed his or her interest, if any, in the transaction or the issuer of the security, including without limitation:

                   (a) his or her direct or indirect beneficial ownership of any securities of the issuer;

                   (b) any contemplated transaction by the Access Person in such securities;

                   (c) any position or other affiliation with the issuer or its affiliates; and

                   (d) any present or proposed business relationship between the issuer or its affiliates and the Access Person or any party in which the Access Person has a significant interest.

              4. No Access Person making any such recommendation may purchase or sell the security which is the subject of the recommendation until after he or she has been informed that the Funds and any other clients of the Adviser considering the recommendation have deferred or rejected the recommendation. If the recommendation is approved for a Fund or other clients of the Adviser, the Access Person must adhere to all trading restrictions outlined in the Code of Ethics.

              5. No Access Person of a Fund or Adviser may reveal to any other person (except in normal course of his or her duties on behalf of a Fund or Adviser) any information regarding securities transactions by a Fund or any other clients of the Adviser or the consideration of any such securities transactions.

              6. No Access Person shall use actual knowledge of a Fund or other clients' transactions to profit by the market effect of such transaction. Any pattern of transactions involving parallel transactions (client buy/Access Person buys or both selling the same security) or involving opposite transactions (buy/sell or sell/buy) will be analyzed to determine if there are grounds to believe that the Code of Ethics has been violated.

              7. Each Access Persons personal transactions must be pre-cleared by using LIMs Trading Compliance System prior to entering any orders for personal transactions with a registered broker/dealer. Pre-clearance is only valid on the day the security is cleared. If the order is not executed the day it is pre-cleared, the security must be pre-cleared again the following day prior to placing a personal transaction.

              8. No Access Person may execute a buy or sell order for a personal account in which he or she has beneficial ownership or control until the next trading day following the execution of a Fund/client trade in that same security.

              9. All Access Persons are prohibited from receiving anything of more than a de minimis value (not to exceed $100) from any person or entity that does business with or on behalf of any Fund or client. Things of value may include, but not be limited to, travel expenses, special deals or incentives.

              10. All Access Persons require PRIOR written approval from the President of LIM, with advice from the Law Division, before they may serve on the board of directors of any company in which a Fund or other client of the Adviser has an investment.

         B. The following additional restrictions apply to all Investment Personnel. Any violations of any of these requirements can be expected to result in serious sanctions, up to and including dismissal of the person or persons involved.

              1. All Investment Personnel are prohibited from purchasing any initial public offering for their personal account.

              2. All Investment Personnel are prohibited from purchasing any private placement without express PRIOR written consent by the Compliance Committee. All private placement holdings are subject to disclosure to the Compliance Officer. Investment Personnel who are the beneficial owners of a private placement must receive permission from the Compliance Committee prior to any participation by any such person in the consideration of an investment in the same issuer.

              3. No Investment Personnel may execute a buy or sell order for a personal account for which he or she has beneficial ownership within seven calendar days before or after a Fund or other client he or she manages trades in that security.

IV.      Exempt Transactions

         The following transactions are exempt from the prohibitions of
Section III.

         A. Securities transactions in which the Access Person has no direct or indirect influence or control or over which the Access Person has granted full discretion to another;

         B. Securities transactions which are not eligible for participation in by the Funds or any other clients of the Adviser;

         C. Securities transactions which are non-volitional on the part of the Access Person, the Funds, or any other clients of the Adviser;

         D. Securities transactions in the form of stock dividends, dividend reinvestment, stock splits, mergers, consolidation or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities;

         E. Any acquisition of securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its securities (to the extent such rights were acquired from the issuer), and sales of the rights so acquired;

         F. Securities transactions through systematic investment and qualified retirement plans (e.g., 401(k)).

         G. Securities transactions specifically approved by the Compliance Committee, with advice from the Law Division and the Compliance Officer, and deemed appropriate because of unusual or unforeseen circumstances.


V.       Transactions in LNC Stock

         Transactions in LNC stock are governed by the restrictions on insider trading adopted from time to time by Lincoln National Corporation. The following is a summary of the restrictions on trading in LNC stock:

         A.   LNC Stock and Stock Options

              1.  Transaction does not need to be pre-cleared.
              2. Report all transactions on quarterly Personal Securities Transaction Report.
              3.  Transaction must be during the Window Period for officers.
              4.  Transaction is subject to insider trading restrictions.

         B.   Employee Stock Purchase Plan through Smith Barney

              1.  Transaction does not need to be pre-cleared.
              2. Transaction does not need to be reported on quarterly Personal Securities Transaction Report.
              3. Changes to payroll deduction must be within Window Period for officers.
              4.  Transaction is subject to insider trading restrictions.

         C.   Dividend Reinvestment and Cash Investment Plan through LNC

              1.  Transaction does not need to be pre-cleared.
              2. Report transaction on the quarterly Personal Securities Transactions Report.
              3. Additional purchases made through the cash investment portion of the Plan must be made during the Window Period for officers.
              4.  Transactions subject to insider trading restrictions.

         D.   LNC 401(k) Plan

              1.  Transaction does not need to be pre-cleared.
              2. Transaction does not need to be reported on the quarterly Personal Securities Transaction Report.
              3.  Transaction must be during the Window Period for officers.
              4.  Transactions are subject to insider trading restrictions.

VI.      Required Disclosures and Reports

         The following disclosures and reports are required to be made by all Access Persons.

         A. All Access Persons must disclose brokerage relationships at the time of their employment and at the time of opening any new account.

         B. All Access Persons must direct their brokers to supply to the Compliance Officer, on a timely basis, duplicate copies of all confirmations for all securities accounts.

         C. The Personal Securities Transaction Report of all transactions subject to this Code must be filed with the Compliance Officer no later than ten (10) days after the end of each calendar quarter. The Report must include all securities transactions which each Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

              The Report must be dated, signed and contain the following information:

              1.  the date of the transaction
              2.  the name of the security and its cusip number
              3. the number of shares or the principal amount of each security involved
              4. the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition)
              5.  the price at which the transaction was effected
              6. the name of the broker, dealer or bank effecting the transaction.

         The Personal Securities Transaction Report is required even if the Access Person has no personal securities transactions during the quarter.

              The manager and department head of an Access Person will be notified if such persons quarterly Personal Securities Transaction Report is late. If the Personal Securities Transaction Report is late for any following quarters, the Access Person and his/her manager will receive a notice stating that the Access Person is in violation of the Code of Ethics and this violation should be considered unsatisfactory performance during the next performance review. Violation of the Code of Ethics can result in serious sanctions by LIM, including possible termination of employment.

              An outside director of a Fund is required to file such reports only if the director, at the time of the transactions, knew or, in the ordinary course of fulfilling his or her official duties as director, should have known that during the 15-day period immediately preceding or after the date of the transaction the same security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund or its Adviser. (However, no director shall be presumed to know of such matters solely by reason of being a director or serving on a committee of the Board).

         D. If any security involved in a personal transaction is purchased or sold by a Fund or other client within fifteen days of the personal transaction, the Compliance Officer will request and the Access Person must provide additional information relating to the circumstances surrounding the personal transaction.

         E. All Access Persons must certify annually that they have read and complied with this Code of Ethics and all disclosure and reporting requirements contained herein.

VII.     Supervisory

         A. Any question as to whether an employee is an Access Person or Investment Personnel, or other questions concerning the Code of Ethics or transactions in personal accounts, should be directed to the Compliance Officer.

         B. The Compliance Officer shall promptly report to the President of LIM and the Compliance Committee any apparent violations of the requirements contained in this Code of Ethics. The reports will be reviewed and a determination will be made whether or not the Code of Ethics has been violated and what sanctions, if any, should be imposed.

VIII.    Confidentiality

         All information and reports from any Access Person shall be kept in strict confidence, subject only to disclosure as required by law or to the Compliance Committee as deemed necessary for compliance purposes.


                                     Page 9
Dated: July, 1998

                                    EXHIBIT A
--------------------------------------------------------------------------------


Lincoln National Convertible Securities Fund, Inc.

Lincoln National Income Fund, Inc.

Variable Annuity Fund A

Multi-Fund Variable Annuity

         -    Lincoln National Social Awareness Fund, Inc.
         -    Lincoln National Money Market Fund, Inc.
         -    Lincoln National Managed Fund, Inc.
         -    Lincoln National Growth Income Fund, Inc.
         -    Lincoln National Bond Fund, Inc.
         -    Lincoln National Special Opportunity Fund, Inc.
         -    Lincoln National Capital Appreciation Fund, Inc.
         -    Lincoln National Aggressive Growth Fund, Inc.
         -    Lincoln National International Fund, Inc.
         -    Lincoln National Global Asset Allocation Fund, Inc.
         -    Lincoln National Equity Income Fund, Inc.
         -    Any funds which may be added to the Lincoln family of funds

                               CODE OF ETHICS FOR
                     LINCOLN NATIONAL INVESTMENT COMPANIES
                               EXECUTIVE SUMMARY

-----------------------------------------------------------------

                                          PERSONNEL SUBJECT
                  ACTIVITY                 TO RESTRICTIONS

-----------------------------------------------------------------

Restrictions on Personal               INVESTMENT          ACCESS
Investing Activity as presented        PERSONNEL           PERSON
in the Code of Ethics
-----------------------------------------------------------------

A.       Blackout Periods

         Access Person
1.       Trading prohibited until
         the next trading day
         following the execution
         of a company trade in the
         same security.                                    Yes

         Investment Personnel
2.       Trading prohibited for
         seven calendar days before
         or after a company trade.     Yes
-----------------------------------------------------------------

B.       Preclearance

1.       All transactions must be
         precleared.                   Yes                 Yes
-----------------------------------------------------------------

C.       Initial Public Offering

1.       Prohibits purchasing any
         initial public offering.      Yes                 No
-----------------------------------------------------------------

-----------------------------------------------------------------

                                          PERSONNEL SUBJECT
                  ACTIVITY                 TO RESTRICTIONS

-----------------------------------------------------------------

Restrictions on Personal               INVESTMENT          ACCESS
Investing Activity as presented        PERSONNEL           PERSON
in the Code of Ethics
-----------------------------------------------------------------

D.       Private Placements

1.       Prohibits purchasing
         any private placements
         without PRIOR written
         consent                       Yes

2.       Anyone who at any
         time holds a private
         placement must receive
         permission prior to their
         participation in the
         company's consideration
         of any investment in the
         same issuer.                  Yes
-----------------------------------------------------------------

E.       Ban on Short-Term Trading Profits

1.       All opening positions must
         be held a period of 60 days,
         in aggregate, before they can
         be closed at a profit.  Any
         short term trading profits
         are subject to disgorgement
         procedures.                   No                  No
-----------------------------------------------------------------

-----------------------------------------------------------------

                                          PERSONNEL SUBJECT
                  ACTIVITY                 TO RESTRICTIONS

-----------------------------------------------------------------

Restrictions on Personal               INVESTMENT          ACCESS
Investing Activity as presented        PERSONNEL           PERSON
in the Code of Ethics
-----------------------------------------------------------------

F.       Gifts

1.       Prohibits receiving anything
         of more than a de minimis
         value from any person or
         entity that does business
         with or on behalf of any
         fund or client.  Things
         of value may include, but
         are limited to, cash, travel
         expenses, special deals or
         incentives.                   Yes                 Yes
-----------------------------------------------------------------

G.       Services as a Director

1.       Must receive PRIOR written
         approval from the Legal or
         Compliance Department before
         they may serve on the board
         of directors or any public
         company.                      Yes                 Yes
-----------------------------------------------------------------

---------------------------------------------------------------------------

                                          PERSONNEL SUBJECT
         REPORTING REQUIREMENTS            TO RESTRICTIONS

---------------------------------------------------------------------------

Additional compliance                  INVESTMENT          ACCESS
requirements as presented              PERSONNEL           PERSON
in the Code of Ethics
---------------------------------------------------------------------------

A.       Disclosure of all Personal
         Holdings                      Yes                 Yes

1.       All personal holdings must    Disclose holdings without
         be disclosed upon employment  listing number of shares.
         and annually thereafter.
---------------------------------------------------------------------------

B.       Records of Securities
         Transactions

1.       Employees must direct         Yes                 Yes
         their broker(s) to            Confirmations       Confirmations
         forward confirmations         only                only
         of personal transactions      Not Account         Not Account
         and monthly account           statements          statements
         statements directly
         to the Compliance
         Department.

2.       Employees are required        Yes                 Yes
         to fill out a Personal        Current             Current
         Securities Transaction        Procedure           Procedure
         Report at the end of          Required by         Required by
         each quarter and return       SEC                 SEC
         the report to the
         Compliance Department
         within 10 days of the
         end of the quarter.
---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                          PERSONNEL SUBJECT
         REPORTING REQUIREMENTS            TO RESTRICTIONS

---------------------------------------------------------------------------

Additional compliance                  INVESTMENT          ACCESS
requirements as presented              PERSONNEL           PERSON
in the Code of Ethics
---------------------------------------------------------------------------

C.       Certification of Compliance
         With Code of Ethics

1.       Employees must sign a
         certification annually
         that they have read and
         understand the Code of
         Ethics and have complied
         with all requirements
         of the Code.                  Yes                 Yes
---------------------------------------------------------------------------

                                 CODE OF ETHICS


                      Lincoln National Investment Companies
--------------------------------------------------------------------------------
Introduction      It is the duty of all employees to conduct themselves with integrity, in accordance with the Code of Ethics, and at all times to place the interests of the shareholders and clients first. In the interest of this credo, all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility. The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

                  The Securities and Exchange Commission (SEC) has adopted Rule 17j-1 under the Investment Company Act of 1940. This Rule makes it unlawful for certain persons, including any investment adviser or principal underwriter to a registered investment company ("Fund"), in connection with the purchase or sale by such person of a security held or to be acquired* by the Fund:

                  (a) to employ any device, scheme or artifice to defraud the
                      Fund;

                  (b) to make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

                  (c) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

                  (d) to engage in any manipulative practice with respect to the
                      Fund.


--------------------
* A security is deemed to be "held or to be acquired" if within the most recent fifteen days it (i) is or has been held by the Fund or (ii) is being or has been considered by the Fund or its investment adviser for purchase by the Fund.

                  The Rule also requires that every registered investment company and each investment adviser or principal underwriter for such investment company shall adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and shall use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

                  Accordingly, the boards of directors or managers, as appropriate, of Lincoln Investment Management, Inc. ("LIM"), Delaware Companies ("Delaware"), Lynch & Mayer, Inc. ("L&M"), Vantage Global Advisors, Inc. ("VGA"), and each of the entities listed on Exhibit A have adopted the following Code of Ethics to be effective for their directors, officers, and, where applicable, employees on and after January 1, 1996, thereby replacing all previous Code of Ethics adopted by those companies. This Code of Ethics does not replace, but is intended to supplement, the Policy Statement on Conflicts of Interest adopted by the board of directors of LIM, Delaware, L&M and VGA.

Definitions       (1) "Fund" and "Funds" means the entities listed on Exhibit A, as amended from time to time.

                  (2) "Adviser" and "Advisers" means LIM, Delaware, L&M and VGA.

                  (3) "Access Person" of a Fund or Adviser includes each of its directors, officers, investment personnel and advisory persons.

                  (4) "Advisory Person" of a Fund or Adviser means (i) any
                      employee (including employees of companies in a control relationship with a Fund or Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendations with respect to such purchases and sales; and (ii) any natural person in a control relationship with a Fund or Adviser who obtains information concerning recommendations with regard to the purchase or sale of a security.

                      For purposes of this definition, "Advisory Person" when used with reference to Lincoln Investment Management, Inc. shall be deemed to include employees of the Treasurer's Department and Law Division of Lincoln National Corporation who otherwise satisfy this definition. At Lincoln Investments, Advisory and Access Persons are the same.

                  (5) "Investment Personnel" means portfolio managers,
                      securities analyst and traders, and those personnel who provide information and advice to a portfolio manager or who help execute the portfolio manager's decisions.

                      The Compliance Committee, with advice of the Law Division, will identify all Access Persons, Advisory Persons and Investment Personnel. The current members of the Compliance Committee are listed in Exhibit B.

                  (6) "Control" shall mean investment discretion in whole or in part of an account regardless of beneficial ownership to include any controlling influence over the management or policies of an account and/or investment company, unless the power is solely the result of an official position with the company.

                  (7) "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relation to foreign currency, or, in general, any interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                      However, "security" does not mean U.S. Government securities, bankers acceptances, bank certificates of deposits, commercial paper, and shares of registered open-end registered investment companies.

                      A security is being "considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

                  (8) "Beneficial ownership" means, among other things, the
                      power to (a) vote or control the voting of securities; (b) transfer securities or control their transfer; (c) receive income from securities or control the disposition of the income; or (d) receive or control the disposition of the proceeds in a liquidation.

                      Generally speaking, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a security, is a "beneficial owner" of the security.

                      For example, an Access Person will generally be considered the beneficial owner of securities held in the name of a spouse, minor children, or a person not in the immediate family if the person is a relative sharing the same home or if, by reason of a contract, understanding, relationship, agreement, or other arrangement, the Access Person obtains benefits substantially equivalent to ownership.

Personal          The following restrictions apply to all Access Persons.
Transactions
in Securities
                  (1) No Access Person of a Fund or Adviser shall engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1.

                  (2) No Access Persons of a Fund or Adviser shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of the transactions acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of the purchase or sale (a) is being considered for purchase or sale by a Fund or any other client of an Adviser; or (b) is being purchased or sold by a Fund or any other client of an Adviser, whether pursuant to a program of trading or otherwise.

                  (3) No Access Person of a Fund or Adviser shall recommend any security transaction without first having disclosed his or her interest, if any, in the transaction or the issuer of the security, including without limitation:

                      (a) his or her direct or indirect beneficial ownership of
                          any securities of the issuer;

                      (b) any contemplated transaction by the Access Person in
                          such securities;

                      (c) any position or other affiliation with the issuer or
                          its affiliates; and

                      (d) any present or proposed business relationship between
                          the issuer of its affiliates and the Access Person or any party in which the Access Person has a significant interest.

                  (4) No Access Person making any such recommendation may
                      purchase or sell the security which is the subject of the recommendation until after he or she has been informed that the Funds and any other clients of the Advisers considering the recommendation have deferred or rejected the recommendation. If the recommendation is approved for a Fund or other client of the Advisers, the Access Person must adhere to all trading restrictions outlined in the Code of Ethics.

                  (5) No Access Person of a Fund or Adviser shall reveal to any other person (except in normal course of his or her duties on behalf of a Fund or Adviser) any information regarding securities transactions by a Fund or any other clients of the Advisers or the consideration of any such securities transactions.

                  (6) The prohibitions of (2) and (3) above shall not apply to:

                      (a) purchases or sales effected in any account over which
                          the Access Person has no direct or indirect influence or control;

                      (b) purchases or sales of securities which are not
                          eligible for purchase or sale by the Funds or any other clients of the Advisers;

                      (c) transactions in securities which are non-volitional on the part of the Access Person, the Funds, or any other clients of the Advisers;

                      (d) purchases which are part of an automatic dividend
                          reinvestment plan;

                      (e) purchases effected upon the exercise of rights issued
                          by an issuer pro rata to all holders of a class of its securities (to the extent such rights were acquired from the issuer), and sales of the rights so acquired;

                      (f) purchases and sales specifically approved by the
                          Compliance Committee, with the advice of the Law Division and the Committee Officer, and deemed appropriate because of unusual or unforeseen circumstances.

                      (g) purchases and sales of Lincoln National Corporation
                          securities [see (h) below].

                      (h) In the event an Access Person of a Fund or Adviser has a question or concern about the applicability of this Code of Ethics to a personal securities transaction, the concern should be discussed with the Compliance Officer. Transactions in Lincoln National Corporation securities shall continue to be subject to insider trading restrictions published from time to time to time by Lincoln National Corporation to its insiders and by the federal securities laws.

                  (7) Each Access Person's personal transactions must be
                      precleared by the Compliance Officer using the Personal Transaction Preclearance Form. The form must be submitted to the Compliance Officer prior to entering any orders for personal transactions. Preclearance is only valid for one day. If the order is not executed the same day, the preclearance form must be resubmitted. Regardless of preclearance, all transactions remain subject to the provisions of (6) above.

                  (8) No Access Person may execute a buy or sell order for an account in which he or she has beneficial ownership or control until the next trading day following the execution of a Fund/client trade in that same security.

                      Violation of this requirement can be expected to result in serious sanctions, up to and including dismissal of the person or persons involved.

                  (9) All Access Persons are prohibited from receiving anything of more than a de minimis value from any person or entity that does business with or on behalf of any Fund or client. Things of value may include, but not be limited to, travel expenses, special deals or incentives.

                 (10) All Access Persons require PRIOR written approval from the President of LIM, with advice of the Law Division, before they may serve on the board of directors of any company in which we have an investment.

Investment        The following additional restrictions apply to all Investment
Personnel         Personnel.

                  (1) All Investment Personnel are prohibited from purchasing any initial public offering for their personal account.

                  (2) All Investment Personnel are prohibited from purchasing any private placement without express PRIOR written consent by the Compliance Committee. All private placement holdings are subject to disclosure to the Compliance Committee. Any Investment Person who is the beneficial owner of a private placement must receive permission from the Compliance Committee prior to any participation by such person in the company's considerations of an investment in the same issuer.

                  (3) No Investment Personnel may execute a buy or sell order for an account for which he/she has beneficial ownership within seven calendar days before or after an investment company or separate account that he/she manages trades in that security.

                      Violations of this requirement can be expected to result in serious sanctions, up to and including dismissal of the person or persons involved.

Required          The following reports are required to be made by all Access
Reports           Persons.

                  (1) All Access Persons must disclose brokerage relationships at employment and at the time of opening any new account.

                  (2) All Access Persons will direct their brokers to supply to the Compliance Officer, on a timely basis, duplicate copies of all confirmations for all securities accounts.

                  (3) Each quarter, no later than the tenth day after the end of the calendar quarter, each Access Person will submit to the Compliance Officer a personal transaction summary showing all transactions in securities which such person has or acquires any direct or indirect beneficial ownership. The Compliance Officer shall review all reports. Every report will contain the following information:

                      (a) the date of the transaction, the name and the number
                          of shares and the principal amount of each security involved;

                      (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                      (c) the price at which the transaction was effected;

                      (d) the name of the broker, dealer or bank effecting the
                          transaction.

                      An outside director of a Fund is required to file such reports only if the director, at the time of the transactions, knew or, in the ordinary course of fulfilling his or her official duties as director, should have known that during the 15-day period immediately preceding or after the date of the transaction the same security was purchase or sold by the Fund or was being considered for purchase or sale by the Fund or its Adviser. (However, no director shall be presumed to know of such matters solely by reason of being a director or serving on a committee of the board).

                  (4) All Access Persons must disclose all personal securities holdings on commencement of employment and annually thereafter.

                  (5) If any security involved in a personal transaction is
                      purchased or sold by an investment company or client within fifteen days of the personal transaction, the Compliance Officer will request and the Access Person will provide additional information relating to the circumstances surrounding the personal transaction.

                  (6) All Access Persons will certify annually that they have read and complied with this Code of Ethics and all disclosure and reporting requirements contained therein.

Supervisory       The Compliance Officer shall promptly report to the President,
Procedures        Lincoln Investments and the Compliance Committee any apparent violations of the prohibitions or reporting requirements contained in this Code of Ethics. The reports will be reviewed and a determination will be made whether or not the Code of Ethics has been violated and shall determine what sanctions, if any, should be imposed.

Confidentiality   All reports will be kept confidential, subject only to
                  disclosure as required by law and to officers of the Funds or Advisers or their respective counsel as deemed necessary for compliance purposes and in order to administer this Code of Ethics.




Dated:  May 1, 1996

                                    EXHIBIT A

--------------------------------------------------------------------------------


Lincoln National Convertible Securities Fund, Inc.

Lincoln National Income Fund, Inc.

Variable Annuity Fund A

Multi-Fund Variable Annuity
         -        Lincoln National Social Awareness Fund, Inc.
         -        Lincoln National Money Market Fund, Inc.
         -        Lincoln National Managed Fund, Inc.
         -        Lincoln National Growth Income Fund, Inc.
         -        Lincoln National Bond Fund, Inc.
         -        Lincoln National Special Opportunity Fund, Inc.
         -        Lincoln National Capital Appreciation Fund, Inc.
         -        Lincoln National Aggressive Growth Fund, Inc.
         -        Lincoln National International Fund, Inc.
         -        Lincoln National Global Assets Allocation Fund, Inc.
         -        Lincoln National Equity Income Fund, Inc.

Lincoln Advisor Funds
         -        Lincoln Growth and Income Portfolio
         -        Lincoln Enterprise Portfolio
         -        Lincoln U.S. Growth Portfolio
         -        Lincoln World Growth Portfolio
         -        Lincoln New Pacific Portfolio
         -        Lincoln Government Income Portfolio
         -        Lincoln Corporate Income Portfolio
         -        Lincoln Tax-Free Income Portfolio
         -        Lincoln Cashfund Portfolio

                                    EXHIBIT B

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Compliance Committee

         -        H. Thomas McMeekin, President

         -        Dennis Blume, Senior Vice President

         -        Steven R. Brody, Senior Vice President

         -        Ann Warner, Senior Vice President

         -        Harold McElraft, Vice President

         -        J. Michael Keefer, Vice President &
                  Associate General Counsel

         -        Gina Rohrbacher, Compliance Officer